UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2011
Park Sterling Corporation
(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 716-2134
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 28, 2011, Park Sterling Corporation (“Park Sterling”) announced its financial results for the first quarter ended March 31, 2011. A copy of the related press release is furnished as Exhibit 99.1. The information included herein, as well as Exhibit 99.1 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in filings under the Securities Act of 1933, as amended (the “Securities Act”).
Item 7.01. Regulation FD Disclosure.
On April 28, 2011, Park Sterling will hold an investor conference call to disclose its financial results for the first quarter ended March 31, 2011. A copy of the slide package prepared for use by executive management for this presentation is furnished as Exhibit 99.2. All of the information in the presentation is presented as of April 28, 2011, and Park Sterling does not assume any obligation to update such information in the future.
The information included in the preceding paragraph, as well as Exhibit 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in filings under the Securities Act.
Item 8.01. Other Events.
For the purposes of Rule 425 of the Securities Act, the information contained in the press release and the slide package furnished herewith as Exhibit 99.1 and Exhibit 99.2, respectively, relating solely to the proposed merger between Park Sterling and Community Capital Corporation (“Community Capital”) is being filed under this Item 8.01.
Additional Information About the Merger and Where To Find It
In connection with the proposed merger between Park Sterling and Community Capital, Park Sterling will file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a Proxy Statement of Community Capital that also will constitute a Prospectus of Park Sterling, as well as other relevant documents concerning the proposed transaction. Shareholders are strongly urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger when they become available and other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information regarding the proposed merger.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Park Sterling and Community Capital, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of Park Sterling and Community Capital at www.parksterlingbank.com and www.capitalbanksc.com.
This report does not constitute an offer to buy, or a solicitation to sell, shares of any security or the solicitation of any proxies from the shareholders of Park Sterling or Community Capital.
Participants in Solicitation
Park Sterling and Community Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Community Capital’s shareholders in connection with the proposed merger. Information about the directors and executive officers of Park Sterling and Community Capital and information about other persons who may be deemed participants in this solicitation will be included in the Proxy Statement/Prospectus. Information about Park Sterling’s executive officers and directors can be found in Park Sterling’s definitive proxy statement in connection with its 2011 Annual Meeting of Shareholders filed with the SEC on April 12, 2011. Information about Community Capital’s executive officers and directors can be found in Community Capital’s definitive proxy statement in connection with its 2010 Annual Meeting of Shareholders filed with the SEC on April 21, 2010.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 28, 2011, with respect to Park Sterling‘s financial results for the first quarter ended March 31, 2011

99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on April 28, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 28, 2011

PARK STERLING CORPORATION
By:	/s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated April 28, 2011, with respect to Park Sterling’s financial results for the first quarter ended March 31, 2011

99.2	Slide Package prepared for use in connection with Park Sterling’s conference call to be held on April 28, 2011

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